Exhibit 10.44
                                                                   -------------

            Confidential Materials omitted and filed separately with
                     the Securities and Exchange Commission.
                           Asterisks denote omissions.
--------------------------------------------------------------------------------
Data Products License Agreement                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

This Data Products License Agreement ("Agreement") is entered into as of the 15th day of December, 2002 ("Effective Date") by and between Acxiom Corporation ("Acxiom") and Switchboard, Incorporated ("Customer").

1. GENERAL. "Customer" shall include any legal entities that are controlled by Customer as of the execution date of this Agreement ("Subsidiaries"), provided, that Customer shall include a list of Customer's current Subsidiaries on the applicable Product Schedule (as defined below) prior to execution of this Agreement. Customer guarantees its Subsidiaries' obligations under this Agreement.

2. TERM / RENEWAL / TERMINATION.

         2.1 This Agreement shall begin on the Effective Date and shall continue until the last remaining effective Product Schedule expires or is terminated. The term of a Product Schedule shall be set forth in the Product Schedule.

         2.2 Subject to Section 2.3, either party may terminate this Agreement or a Product Schedule in the event the other party is in default under Section
8.3 below or any other provision of this Agreement or the respective Product Schedule and fails to cure such default within thirty (30) days of written notice from the other party specifying the nature of such default.

         2.3 In the event of a termination of the Agreement and in the event that any Product Schedule is still in effect as of the effective date of such termination, this Agreement shall remain in full force and effect with respect to such Product Schedule and until such Product Schedule is terminated in accordance with the terms set forth in the Product Schedule.

         2.4 In the event that legislation, governmental regulations, or industry self-regulation prohibits the delivery or use of a Product, Acxiom may terminate this Agreement or the applicable Product Schedule upon the effective date of such legislation or regulations. In the event of such termination Acxiom shall refund to Customer a portion of the fees paid to date for the Product(s) in question, on a prorated basis, calculated monthly. If Acxiom should voluntarily withdraw a Product due to legislative, regulatory, or industry mandates, Acxiom may terminate this Agreement or the applicable Product Schedule upon six (6) months prior written notice, and Customer shall discontinue using the Data (as defined below) at the end of such six-month period. For purposes of this section, industry, will mean any entity that collects, compiles and/or discloses by means of sale or otherwise information.

         2.5 Upon the termination of this Agreement or a Product Schedule for any reason, Customer shall destroy or return to Acxiom the respective Data and any copies thereof and certify in a writing to be delivered to Acxiom within ten
(10) business days following such destruction or return that the Customer has fully complied with the requirements of this Section. Upon termination, Customer shall promptly pay to Acxiom any outstanding fees owed to Acxiom. In no event shall Customer be entitled to a refund of amounts paid, except as specifically provided in this Agreement.

3. PRODUCTS / PAYMENT.

         3.1 Subject to the license granted in Section 5, Acxiom shall provide
(i) data ("Data") contained in the Acxiom products ("Products") described in one or more Product schedules ("Product Schedules") executed by the parties and incorporated herein by reference; and (ii) the Data processing services, if any, described in the Product Schedules in connection therewith. In the event a conflict arises between the terms of any Product Schedule and the Agreement, the terms of the Product Schedule shall prevail.

         3.2 Customer agrees to pay Acxiom for the Products in accordance with the payment terms set forth in the Product Schedule. In the event of a good faith dispute as to the calculation of an invoice, Customer shall promptly give written notice to Acxiom stating the details of any such dispute and shall promptly pay any undisputed amount. The acceptance by Acxiom of such partial payment shall not constitute a waiver of payment in full by Customer of the disputed amount.

         3.3 Any undisputed amounts not paid within thirty (30) days of the date of invoice shall accrue interest at a rate of one percent (1%) per month or the maximum lawful rate, whichever is less. Failure to make timely payments of undisputed amounts shall constitute a default hereunder and shall entitle Acxiom, in its sole discretion, to suspend its provision of the Products and require payment in advance until Customer's account is paid in full.

4. TITLE. Except to the extent that any Product Schedule provides to the contrary, Customer acknowledges that the Data contained within the Products shall at all times remain the intellectual property of Acxiom or the third party data owners who provided the Data to Acxiom ("Data Owners"), and that Customer has no rights whatsoever in the Data or the Products except as expressly set forth in this Agreement or the applicable Product Schedule.

5. PRODUCT LICENSE / DELIVERY.

         5.1 License Grant. Acxiom hereby grants and Customer hereby receives a limited, non-transferable, non-exclusive license ("License") to use the Data, subject to the terms of this Agreement and the applicable Product Schedule.

         5.2 Use by Future Subsidiaries. In the event that any future Subsidiary of Customer desires to receive the Products from Acxiom, Customer and Acxiom shall mutually agree upon and execute an amendment to this Agreement and the applicable Product Schedule, which amendment shall set forth the specific Products, services and applicable fees related thereto to be licensed to such Subsidiary by Acxiom.

         5.3 Restrictions. In addition to any restrictions included in a Product Schedule and except as expressly authorized in a Product Schedule, Customer may not use the Data as a factor in establishing an individual's creditworthiness or eligibility for (i) credit or insurance, or (ii) employment.

         5.4 Suppression Files. Unless otherwise directed by Customer in writing and as applicable to the permitted uses set forth in the Product Schedule, Acxiom shall automatically apply the Direct Marketing Association's ("DMA") Mail Preference Service and Telephone Preference Service suppression files, e-mail suppression files and the state suppression files (the "Suppression Files") to any prospecting use of the Data not involving Customer's house files to designate an individual consumer as having opted out of receiving marketing solicitations. In the event that Customer does not honor such election, that Customer is made aware of by the appending of a flag by Acxiom, then Acxiom may terminate this Agreement pursuant to Section 2 and without any further liability to Customer. Further, due to the varying publication dates of updates to the Suppression Files, Customer acknowledges that Acxiom cannot guarantee that the names or telephone numbers of all such consumers have been identified on or deleted from the Products supplied to Customer hereunder.

         5.5 Consumer Inquiries. Unless otherwise provided in an applicable Product Schedule, Customer shall be responsible for accepting and responding to any communication initiated by a consumer ("Consumer Inquiries") arising out of Customer's use of the Data. Customer agrees that it will implement a "consumer care" system that includes in-house capabilities to suppress consumer information, upon request by a consumer, from future marketing initiatives by Customer. Customer agrees to honor such consumer's request to opt-out of receiving telemarketing, e-mail marketing and direct marketing solicitations by suppressing such consumer information from Customer's marketing solicitations. Customer may communicate to Acxiom records of the deceased and only Consumer Inquiries that are determined to involve the accuracy of the Data. No reference to Acxiom in written or oral communication to a consumer or in scripts used by Customer in responding to Consumer Inquiries shall be made without Acxiom's prior written approval. The parties agree that the previous sentence has no bearing on Products provided for display on the internet and that have the requirement in the applicable Product Schedule of placing a logo hyper-linked to www.databyacxiom.com or other Acxiom page. Acxiom may from time to time, upon specific request from consumers, provide corrections to the Data to Customer, and Customer further agrees to update its records upon receipt of such corrections.

         5.6 Third Party Restrictions. Because certain portions of the Data are from Data Owners, Acxiom is obligated to comply with certain restrictions and requirements placed upon the use of such information by these third parties. Customer shall comply within 90 days of notice by Acxiom with all restrictions and requirements, set forth in the applicable Product Schedule, now or hereafter imposed upon Acxiom by any Data Owner with respect to any particular Data and made known to Customer in a writing which includes identification of the Data in question.

         5.7 Delivery. In the event that Acxiom provides the Products to Customer electronically, Customer acknowledges that certain mechanical or software failures may render an electronic transmission medium unavailable for periods of time and that Acxiom may not be able to provide advance warning to Customer of such downtime. Acxiom shall make a reasonable attempt to provide Customer with advance notice of downtime.

6. CONFIDENTIALITY.

         6.1 The Data provided to Customer by Acxiom or any proprietary or confidential information provided hereunder by one party ("Disclosing Party") to the other ("Receiving Party") shall be held in strict confidence by the Receiving Party and shall not be disclosed or used for any purpose other than as specifically authorized by the Disclosing Party or as expressly provided in this Agreement without the prior written consent of the Disclosing Party. The Receiving Party shall exercise at least the same degree of care with which it protects its own confidential or proprietary information, but not less than a reasonable degree of care, to ensure compliance with its obligations under this Agreement respecting the authorized use, protection and security of the Disclosing Party's confidential information, and to this end shall instruct its employees and all other parties who have a need to know and are permitted access to the Disclosing Party's confidential information of the restrictions contained in this Agreement. Nothing in this Section 6 shall restrict the receiving party with respect to information or data, whether or not identical or similar to that contained in the confidential information, if such information or data: (a) was rightfully possessed by the receiving party before it was received from the disclosing party; (b) is independently developed by the receiving party without reference to the disclosing party's information or data; (c) is subsequently furnished to the receiving party by a third party not under any obligation of confidentiality with respect to such information or data, and without restrictions on use or disclosure; or (d) is or becomes public or available to the general public otherwise than through any act or default of the receiving party.

         6.2 Customer agrees not to remove any product identification, copyright or other proprietary notices from the Products.

         6.3 Customer agrees that no part of the Products will be used in the development of (i) any application that is outside the scope of this Agreement or applicable Product Schedule or (ii) any products or services to be provided to third parties including, without limitation, any list enhancement or data appending service or product, unless otherwise permitted in the applicable Product Schedule.

7. PRIVACY / DATA PROTECTION. The parties agree to comply with all privacy and data protection laws, rules and regulations, and with the DMA's published policies, which are or which may in the future be applicable to the Data. The parties agree to assist each other in the ongoing effort to stay in compliance with industry and governmental policies and regulations.

8. GENERAL WARRANTIES.

         8.1 Acxiom warrants that (i) it is a corporation duly formed and in good standing under the laws of the state of its incorporation or organization;
(ii) it is qualified to transact business in all states where the ownership of its properties or nature of its operations requires such qualification; (iii) it has full power and authority to enter into and perform the Agreement; (iv) the execution and delivery of the Agreement have been duly authorized; and (v) by executing the Agreement, Acxiom does not violate any law, statute or regulation and does not breach any other agreement to which Acxiom is a party or is bound.

         8.2 Acxiom warrants that it shall provide the Data consistent with standard industry practices, that it will provide the Data described herein in a professional and workmanlike manner, that it is authorized to provide the Data, and that by executing this Agreement Acxiom does not violate any law, statute or regulation and does not breach any other agreement to which Acxiom is a party or is bound.

         8.3 Acxiom warrants that: the Data will, upon initial delivery and upon delivery of any updates thereto, be as current, accurate and complete as may be reasonably achieved using the source data, compilation and data processing methods normally employed by Acxiom in the ordinary course of its business. Notwithstanding the foregoing, Acxiom does not warrant the Data as being error free. Neither Acxiom nor the Data Owners attempt to independently verify the completeness, accuracy or authenticity of the Data. In addition, the Data reported to and by Acxiom and the Data Owners may be subject to transcription and transmission errors. Accordingly, the Data is provided on an "as is," "as available" basis. Any use or reliance upon the Data by Customer or its customers shall be at their own risk. THE FOREGOING IS A LIMITED WARRANTY AND, EXCEPT AS MAY BE SET FORTH IN ANY PRODUCT SCHEDULE, ACXIOM MAKES AND CUSTOMER RECEIVES NO OTHER WARRANTY, EXPRESS OR IMPLIED, AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY DISCLAIMED.

         8.4 Customer warrants that (i) it is a corporation duly formed and in good standing under the laws of the state of its incorporation or organization;
(ii) it is qualified to transact business in all states where the ownership of its properties or nature of its operations requires such qualification; (iii) it has full power and authority to enter into and perform the Agreement; (iv) the execution and delivery of the Agreement have been duly authorized; and (v) by executing the Agreement, Customer does not violate any law, statute or regulation and does not breach any other agreement to which Customer is a party or is bound.

9. REMEDIES.

         9.1 Except as set forth in Section 9.3 below, Acxiom's sole obligation and Customer's exclusive remedy for any breach of the warranties set forth in Sections 8.1, 8.2, and 8.3 above, or for any other claim of defective Data or Data processing services, as set forth in the applicable Product Schedule, shall be to correct the Data or reperform the services in question without charge and as promptly as possible (but in no event more than ninety (90) days from the date of Acxiom's receipt of the written notice of the claim) or, at Customer's option, to refund the price paid by Customer for such services or Data and terminate the applicable Product Schedule. Customer must provide written notice to Acxiom of such claim, describing any errors in sufficient detail with any necessary backup information or documents. Customer acknowledges that some corrections of errors in the Data shall be dependent on the availability of same from the source of the applicable data.

         9.2 Except for liability arising under Section 11 below, each party's aggregate liability to the other, whether for negligence, breach of warranty, or any other cause of action, shall be limited to the price paid for the data processing services or Data to which the incident relates.

         9.3 Acxiom acknowledges that its failure to provide the Data and updates thereto in accordance with the terms of this Agreement may cause irreparable harm and injury to Customer for which there is no adequate remedy at law. In addition to all other remedies available under this Agreement, at law or in equity, Acxiom further agrees that Customer shall be entitled to seek injunctive relief in the event that Acxiom fails to provide the Data or updates thereto in accordance with the terms hereof and fails to cure such failure within thirty (30) days after written notice from Customer.

10. LIMITATION OF LIABILITY. IN NO EVENT SHALL ACXIOM, ANY DATA OWNER OR CUSTOMER BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT FORESEEABLE AND HOWEVER ARISING, INCLUDING BUT NOT LIMITED TO LOST INCOME OR LOST REVENUE, WHETHER BASED IN CONTRACT, TORT OR ANY OTHER THEORY. Any cause of action arising from or in connection with this Agreement shall be asserted within one (1) year of the date upon which such cause of action accrued, or the date upon which the complaining party should have reasonably discovered the existence of such cause of action, whichever is later.

11. INDEMNIFICATION.

         11.1 Acxiom shall indemnify, defend, and hold Customer harmless from and against any and all losses, expenses, damages, liabilities, taxes, penalties, assessments, judgments, and costs (including reasonable attorneys' fees) arising out of any third party claims, actions or proceedings brought against Customer so far as same are based upon a claim that any of the Data or the Products infringes any patent, copyright, trade secret, trademark or other intellectual property right; provided, that Customer provides Acxiom with prompt written notice of any claims and reasonable assistance and sole authority to defend such claims. Acxiom shall obtain Customer's consent to proposed settlements prior to agreeing to any settlement and such consent shall not be unreasonably withheld. Acxiom shall have no obligation pursuant to this Section
11.1 to the extent that such liabilities arise out of the material breach, gross negligence or willful misconduct of Customer.

         11.2 Customer shall indemnify, defend, and hold Acxiom harmless from and against any and all losses, expenses, damages, liabilities, taxes, penalties, assessments, judgments, and costs (including reasonable attorneys' fees) arising out of any third party claims, actions or proceedings brought against Acxiom arising out of or resulting from Customer's misuse or unauthorized use of the Data or Products; provided, that Acxiom provides Customer with prompt written notice of any claims and reasonable assistance and sole authority to defend such claims. Customer shall obtain Acxiom's consent to proposed settlements prior to agreeing to any settlement and such consent shall not be unreasonably withheld. Customer shall have no obligation pursuant to this
Section 11.2 to the extent that such liabilities arise out of the material breach, gross negligence or willful misconduct of Acxiom.

12. MISCELLANEOUS.

         12.1 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all written or oral prior agreements between the parties with respect to this subject matter. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding any conflict of law provisions, and any amendment shall be in writing and signed by authorized representatives of all parties.

         12.2 To assist Acxiom in the protection of its proprietary rights in the Data, Customer shall permit representatives of Acxiom to inspect at all reasonable times any location where the Data is being used or kept by Customer. Customer agrees to notify Acxiom of any actual or suspected unauthorized use or disclosure of the Data and provide reasonable assistance to Acxiom in the investigation and prosecution of any such unauthorized use or disclosure. Such inspection shall be strictly limited to those books and records that specifically relate to information pertinent to the use of the Data. The parties agree that any such inspection shall be conducted in a manner that does not disrupt Customer's normal operating procedures, and shall not violate any other obligations that Customer has to its customers or other third parties.

         12.3 Customer acknowledges that damages would not adequately compensate Acxiom for loss or injury resulting from a breach of the provisions of this Agreement. Acxiom shall have the right to injunctive and other equitable relief to remedy such violations, in addition to any remedies available to Acxiom at law or in equity.

         12.4 Customer may not assign, delegate or transfer, by operation of law, merger, sale or otherwise, this Agreement or any of the rights or obligations hereunder, without the express prior written consent of Acxiom, except in the event of a merger or acquisition involving Customer in which Customer is not the surviving entity and the acquiring entity is not a Competitor of Acxiom. For purposes of this Section 12.4, "Competitor" shall be defined as any company which is listed in Attachment 2 and the parties agree to amend this list upon Acxiom's discovery of new Competitors in order to include such new Competitors.

         12.5 If any one or more of the provisions of the Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any of the other portions of the Agreement. Failure or delay by either party in exercising any right hereunder shall not operate as a waiver of such right. The headings used in this Agreement are for reference purposes only and shall not be deemed a substantive part of this Agreement.

         12.6 This Agreement may be executed in any number of counterparts, including facsimile copies, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable with respect to the parties actually executing such counterparts, and all of which together shall constitute one document.

         12.7 PUBLICITY. Neither party shall have the right to create and publish its own press release announcing the execution of this Agreement and/or relationship between the parties established hereunder, without the prior written approval of the other party. Acxiom may include Customer on its customer list in presentations made to shareholders, customers and stock analysts, provided no representation, express or implied, is or will be made as to Customer's opinion of Acxiom's services and/or products (including but not limited to by way of predictions or projections of future business).

         12.8 FORCE MAJEURE. Neither party shall be liable for any losses arising out of the delay or interruption of its performance of obligations under the Agreement due to any act of God, act of governmental authority, act of public enemy, war, riot, flood, civil commotion, insurrection, severe weather conditions, or any other cause beyond the reasonable control of the party delayed.

12.9 NOTICES.

Any notice or communication from one party to the other shall be in writing and either personally delivered or sent via certified mail, postage prepaid and return receipt requested, overnight carrier with a national reputation which tracks receipt, or via facsimile, with confirmation sent via one of the other allowable means, in each case, addressed to such other party at the address specified below or such other address as either party may from time to time designate in writing to the other party. All notices shall be effective upon receipt.

               Customer:   Switchboard Incorporated
                           120 Flanders Road
                           Westboro, Massachusetts 01581
                           Fax: (508) 898-8222
                           Attn: President
                           Copy to: General Counsel

               Acxiom:     Acxiom Corporation
                            #1 Information Way
                           Little Rock, Arkansas 72203
                           Fax: (501) 342-4547
                           Attn:  Bill Pusch
                           Copy to: Products Counsel


IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Agreement to be effective as of the Effective Date.

SWITCHBOARD INCORPORATED                ACXIOM CORPORATION
120 Flanders Road                       #1 Information Way, Post Office Box 8180
Westboro, MA 01581                      Little Rock, Arkansas 72203

BY:/s/Dean Polnerow                     BY:/s/Anthony Santoro
   -------------------------------         ----------------------------------
         (Signature)                                 (Signature)
Dean Polnerow                              Anthony Santoro/Client Executive
------------------------------------       ---------------------------------
         (Print or Type Name & Title)      (Print or Type Name & Title)

09/00

                                PRODUCT SCHEDULE

--------------------------------------------------------------------------------
To the Data     |December 15, 2002   |Customer:         |Switchboard, Inc.     |
Products License|                    |                  |                      |
Agreement dated:|                    |                  |                      |
--------------------------------------------------------------------------------
Products:       |InfoBase(R)Telephone|Product Schedule  |December 15, 2002     |
                |Directories         |effective date:   |                      |
--------------------------------------------------------------------------------

*The parties agree that the Data License Agreement between Acxiom Corporation and Switchboard, Inc., dated Auguste 30, 1999, ("1999 Agreement") is terminated upon execution of this Product Schedule and previous payments made by Customer under the current annual term of the 1999 Agreement, $[**], will be applied towards the first year Annual License Fee in this Product Schedule.


Capitalized terms not defined in this Product Schedule shall have the meaning given them in the Agreement.

Term
----

The initial term of this Product Schedule ("Product Schedule Initial Term") shall begin on the Product Schedule Effective Date and shall continue for a period of three (3) years, and thereafter shall continue and remain in effect for additional one (1) year terms until terminated as set forth below.

For purposes of this Product Schedule, the Product Schedule Initial Term and all renewal terms shall be referred to as the "Product Schedule Term." Either party may terminate this Product Schedule to be effective at the end of the Product Schedule Term by providing written notice to the other party at least ninety
(90) days prior to the end of the Product Schedule Term. The data ("Data") provided pursuant to this Product Schedule may be used by Customer for a period not to exceed the Product Schedule Term. Upon any expiration or termination of this Product Schedule, Customer must return or destroy the Data in accordance with the Agreement.

Products:
---------

The following selected Data package of the Product shall be provided to Customer. If applicable, the specific Data elements to be provided to Customer from the Products are set forth on Attachment 1 attached hereto and made a part hereof.

The descriptions of these products specified in marketing collateral "InfoBase(R)Telephone Directories Premium White Page Files" (INFO/IBTD-PWP 750 3/02) and "InfoBase(R) Business Telephone Directories Site License" (JTF/IBBDP 750 3/02) are hereby incorporated by reference. Acxiom agrees that it shall not discontinue the use of a permanent record ID on each individual record within its white and yellow pages databases for so long as this Agreement remains in effect.

    US Residential                         X  Premium White Page File (PWP)
---                                       ---
X   US Business - IDA (Premium, Enhanced)     Premium White Page Plus File
---                                       ---
    Canadian Residential
---
    Canadian Business                      X  Other: AT&T Toll Free
---                                       ---


Acxiom shall provide the Data to Customer on the type of media and in the format selected below within ten (10) days of the execution of this Product Schedule.

Data Package Number: PWP, IDA 4, [Toll Free]
Media: CD-ROM
       ------
Format: ASCII Comma Delimited.
        ---------------------
        Acxiom agrees not to change the Format of the Data without giving
        -----------------------------------------------------------------
        Customer at least 90 days' advance notice.
        -----------------------------------------
Case: Upper/Lower
Transactional/Full File: Full

Acxiom shall provide updated Data on a monthly basis, at a minimum. If updates are available more often, Customer shall be entitled to receive such updates upon request.

Customer shall have the right to obtain transactional updates on five (5) days' advance notice. Customer shall have right to receive all such updates electronically as available.

Annual License Fees:
-------------------

Customer may use the Data in the manner described in Sections 1 and 2 below for the following Annual License Fees which are to be paid to Acxiom:

     December 15, 2002-December 14, 2003:  *$[**]
     December 15, 2003-December 14, 2004: **$[**]
     December 15, 2004-December 14, 2005:***$[**]

Subsequent years:    [**]

* At any time during Year 1, Customer may add Canadian Residential and Business Data for an additional fee of $[**] (prorated from date acquired)

** At any time during Year 2, Customer may add Canadian Residential and Business
   Data for an additional fee of $[**] (prorated from date acquired)

***At any time during Year 3, Customer may add Canadian Residential and Business Data for an additional fee of $[**] (prorated from date acquired)

Platform Directory Assistance Application Annual License Fees:
--------------------------------------------------------------

Customer may sublicense and distribute the Data to Platform Customers (as defined below) for use in the manner described in Section 3 below for the following Platform Directory Assistance Application Annual License Fees which are to be paid to Acxiom:

PWP                      $[**]
IDA and AT&T Toll Free   $[**]
PWP, IDA and Toll Free   $[**]


Payment Terms: The Annual License Fees set forth above are due in accordance
-------------
with the payment schedule set forth below. The Platform Directory Assistance Application Annual License Fees are due in accordance with the payment schedule set forth below, commencing thirty (30) days after Customer's execution of a written agreement with a third party customer. Customer agrees to pay all fees due hereunder upon receipt of an invoice from Acxiom.

Payment Schedule: The Annual License Fees shall be due and payable in equal quarterly installments, with the first installment due thirty
                  (30) days after the Product Schedule Effective Date and the remaining installments due at 90-day intervals thereafter.

                  The Platform Directory Assistance Application Annual License Fees shall be due and payable in equal quarterly installments, with the first installment due thirty (30) days after the Customer's execution of a written agreement with a Platform Customer, and the remaining installments due at 90-day intervals thereafter.

Acxiom hereby grants and Customer hereby receives a limited, non-transferable, non-exclusive, worldwide license ("License") to use the Data, subject to the terms set forth below.

Acxiom guarantees that the Consumer Data provided in this Product Schedule is solely from published white pages and/or is from telco directory sources, and agrees to indemnify Customer, in the manner provided in Section 11 of the Agreement, for third party claims resulting from a breach of such guarantee stated herein, with a limitation of liability equal to the Annual License Fee of the year the claim is made.

Permitted Uses / Restrictions: Customer may use the Data described in this
-----------------------------
Product Schedule, and permit third parties, described below, to do so, in accordance with the following:

1. Customer Internal Use. Customer may use the Data and the Products (including the Ancillary Materials as defined in Section 5 below) for its internal development purposes, including, by way of example and not of limitation, any and all of the following: internal analysis; developing and implementing new or enhanced features and functions; merging, supplementing or replacing the Data, in whole or in part, with data from other data sets; creating customer service tools which, among other things, allow the users of such tools to alter or replace Data; analytics and any and all other uses that permit Customer to deliver and implement its current directory assistance products and services and to improve such products and services to address the evolving market for the same.

2. Customer and Cobranded Directory Assistance Applications.

(a) Customer may use the Data, or any portion or portions thereof, as part of an Internet, internal intranet or wireless directory assistance application ("Directory Assistance Application") on Customer's World Wide Web Internet Sites, including Switchboard.com, MapsOnUs.com, and any other current or future web sites which Customer operates under its own brand name or names and on any wireless communications interfaces operated by Customer (collectively, the "Customer Interfaces"). As part of the Directory Assistance Application, users ("End Users") of the Customer Interfaces may search a national database of residences and/or businesses. Customer agrees that it shall prohibit End Users from downloading any Data from the Customer Interfaces in any form whatsoever; provided, however, that the End User may save up to [**] specific listings per session to an address book in the End User's personal cell phone, personal digital assistant ("PDA"), PC or other device enabling access to the Customer Interfaces for such End User's personal use only.

(b) Customer may use the Data, or any portion or portions thereof, as part of a Directory Assistance Application which it supplies to third-party customers of Customer (each, a "Cobrand Customer"), either via an applications programming interface or via hosted HTML web pages, for display on one or more web sites and/or wireless communications interfaces operated by Customer under the Cobrand Customer's brand name or names (each, a "Cobranded Interface"), and/or delivered to End Users via operator-assisted or automated voice telephone directory assistance, where the Data is housed on Customer-owned and controlled servers ("Customer Servers") at all times during the Product Schedule Term. Customer agrees that it shall prohibit End Users from downloading any Data from the Cobranded Interfaces in any form whatsoever; provided, however, that the End User may save up to [**] specific listings per session to an address book in the End User's personal cell phone, personal digital assistant ("PDA"), PC or other device enabling access to the Cobranded Interfaces for such End User's personal use only.

3. Platform Directory Assistance Application. Customer may supply the Data and
   -----------------------------------------
Products, or any portion or portions thereof, as part of Directory Assistance Applications, to third-party customers of Customer (each, a "Platform Customer"), including via an applications programming interface, where the Data is housed on Customer's servers and displayed on one or more web sites and/or wireless communications interfaces operated by Customer but dedicated to the Platform Customer (each, a "Platform Customer Interface"), and/or delivered to the Platform Customer's End Users via operator-assisted or automated voice telephone directory assistance, subject to the restrictions set forth in this Section and Sections 4 and 5 below. Customer agrees to take appropriate contractual measures to ensure, including during periods subsequent to any termination of this Product Schedule, that the Platform Customer may not resell the Data and must comply with Sections 3.1, 4.2, 4.3, 4.4 and 5 below.

3.1 As part of the Platform Directory Assistance Application, End Users accessing a Platform Customer Interface may search a national database of residences and/or businesses. Customer agrees that it shall prohibit each Platform Customer from allowing End Users to download any Data from the Platform Customer Interface in any form whatsoever; provided, however, that the End User may save up to [**] specific listings per session to an address book in the End User's personal cell phone, personal digital assistant ("PDA"), PC or other device enabling access to the Platform Customer Interfaces for such End User's personal use only.

4. Conditions of Use. Customer shall hold and use the Data strictly in accordance with the following conditions, unless otherwise agreed in writing:

4.1 The Data shall remain on Customer-owned and controlled servers ("Customer Servers") at all times during the Product Schedule Term. The initial Customer Server locations are: (i) 120 Flanders Road, Westboro, MA 01581; (ii) various sites (not to exceed six (6) at any given time) operated by Cable & Wireless Internet Services Inc. in and around Boston, MA; and (iii) any secure off-site storage locations where Customer stores media containing backup copies of its own proprietary software and data. Customer may change the hosting locations set forth herein upon prior written notice to Acxiom, which notice shall contain the new location or any additional locations of Customer Servers on which the Data will be stored.

4.2 Customer shall not use the Data as part of any interactive, on-line, CD-ROM or other derivative product or resell or distribute the Data or any subset thereof in any way except as provided in this Product Schedule.

4.3 Customer agrees to include, or cause to be included, the following statement regarding copyright and unauthorized use, which statement shall be prominently displayed on a copyright information page accessed via a link from each Customer Interface, Cobranded Interfaces and Platform Customer Interface: "This information is proprietary to Acxiom Corporation and is protected under U.S. copyright law and international treaty provisions. This information is licensed for your personal or professional use and may not be resold or provided to others. You may not distribute, sell, rent, sublicense, or lease such information, in whole or in part to any third party; and you will not make such Acxiom information available in whole or in part to any other user in any networked or time-sharing environment, or transfer the information in whole or in part to any computer other than the PC used to access this information."

4.4 The parties agree that Acxiom's copyright notice shall be displayed at the end of each session when Data is downloaded by an End User as described above in Sections 2 and 3.1.

5. Use of Ancillary Materials. Customer is hereby expressly licensed to use Acxiom's proprietary BDC, NAICS, or Acxiom's SIC schema, abbreviation tables, Translation Tables (as defined below) and any and all other accompanying files that are or may be useful in understanding and implementing the Products (collectively, the "Ancillary Materials"), as part of the Products licensed pursuant to this Product Schedule. The license granted herein expressly includes the right to use the Ancillary Materials in the manner set forth in Section 1 above, and to disclose the Ancillary Materials to Cobrand Customers and Platform Customers, subject to suitable confidentiality and use restrictions, specifically Section 9 below, if and to the extent Customer deems such disclosure necessary to further the implementation of the Data on any Cobranded Interface or Platform Customer Interface. Customer may use the Ancillary Materials only in accordance with the permitted uses described in this Product Schedule. Acxion agrees to [**] requirements set forth in the Agreement. [**]

6. Technical Support. Acxiom agrees to provide technical support for Customer's use of the Data and Products, at no additional fee. Such technical support shall include, at a minimum: (a) designating a technical support representative as Customer's primary technical support contact; (b) answering Customer's questions regarding the Data and Products via telephone, fax and email during Acxiom's normal business hours; and (c) promptly advising Customer of the addition of new fields to the Data, and/or any upgrades or

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7. Marketing Rights. Use of the Data for the purpose of marketing services offered by Customer and its Cobrand Customers and Platform Customers to businesses is permitted. Such marketing may be done only on behalf of Customer and its Cobrand Customers and Platform Customers, and for no other purpose.

8. Ownership of Intellectual Property.The parties agree that any and all derivative works of the Data or Products, not solely derived from the the Data or Products except for analytics, created by Customer pursuant to Section 1 above shall be and remain the sole and exclusive property of Customer, notwithstanding anything to the contrary set forth elsewhere in this Agreement. In the case where Data is merged with, verified by or replaced by data from other data sets that are proprietary to Customer or obtained or derived from other sources, the resulting database shall belong to Customer and the added data shall not become the property of Acxiom; provided, however, that Acxiom's ownership of the original Data shall not be affected thereby. Notwithstanding any copyright notices of Acxiom contained in the Data or Products, Acxiom agrees that the individual text strings comprising the verbal representation of its category headings are not subject to copyright, and hereby expressly disclaims ownership thereof.

9. In the event that Customer receives Acxiom's proprietary BDC, NAICS, or Acxiom's SIC schema (collectively, the "Codes") as part of the Products licensed pursuant to this Product Schedule, Customer may use such Codes only in accordance with the permitted uses described in this Product Schedule. In addition to the restrictions set forth herein, Customer shall not modify, adapt, translate, reverse engineer, de-compile, disassemble, or otherwise attempt to discover the technology or methodologies underlying the Codes, nor shall Customer instruct or allow anyone else to undertake such prohibited actions. Acxiom's proprietary information is identified as follows: BDC - All proprietary to Acxiom; NAICS - Last four (4) digits are proprietary to Acxiom; SIC - Last four (4) digits are proprietary to Acxiom.

10. Customer agrees that at all times it shall maintain current, accurate and complete books and records relating to its usage of the Data and royalty payments, if applicable, due Acxiom derived therefrom. Customer agrees that Acxiom, or any designee of Acxiom, shall have the right at any time following the Effective Date of this Agreement to examine, inspect, audit, review and copy or make extracts from all such books, records and any source documents used in the preparation thereof during normal business hours upon written notice to Customer at least three (3) business days prior to the commencement of any such examination, inspection, review or audit. Such audit shall be strictly limited to those books and records which specifically relate to information pertinent to the use of the Data

11. Each Customer Web page containing Acxiom Data will display a logo as demonstrated at http://www.acxiom.com/infobase/content/products/dba.asp on the first or initial screen of each results page. Customer agrees that each logo will be hyper-linked to the www.databyacxiom.com page or another page within the Acxiom Web site as determined by Acxiom. Each logo shall be not less than 82x12 pixels (or, where applicable, the smallest size supported by any particular Cobranded Interface or Platform Customer Interface) in size.

12. Consumer Inquiries. Customer shall be responsible for accepting and responding to any communication initiated by a consumer ("Consumer Inquiries") arising out of Customer's services that utilize the Data. Customer agrees that it will implement a "consumer care" system that includes in-house capabilities to suppress consumer residential listing information, upon request by a consumer, from Customer Web Site and agrees to honor any such request by suppressing such consumer residential listing information from Customer Web Site. The parties agree that as part of Customer's "consumer care" system, Customer shall include opt out capability on the first or initial screen of each results page that provides the consumer with instructions for requesting that the consumer's residential listing information be removed from Customer Web Site.

13. Subsidiaries. The Subsidiaries listed below shall have access to and use of the Data: None.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Product Schedule to be effective as of the Product Schedule Effective Date.

SWITCHBOARD INCORPORATED                 ACXIOM CORPORATION

BY:/s/Dean Polnerow                      BY:/s/Anthony Santoro
   ------------------------                 --------------------------
       (Signature)                               (Signature)

       Dean Polnerow                            Anthony Santoro
   ------------------------                 --------------------------
      (Print or Type Name)                     (Print or Type Name)

       President                                Client Executive
   ------------------------                 --------------------------
      (Title)                                    (Title)

    Attachment 1 to the Product Schedule to Data Products License Agreement


The Data elements to be provided to Customer are as follows:

                 US Business - IDA (Premium, Enhanced) Layout 4


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                             Premium White Page File

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                                       10

                                  Attachment 2
                           to the Product Schedule to
                         Data Products License Agreement

The following Competitors shall include any and all subsidiaries and/or affiliates and future entities formed from a merger or acquisition

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                                       11